UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2014

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2015 Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives. On May 29, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Graham Corporation (the “Company”) renewed its Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives (the “Restricted Stock Bonus Program”) for the fiscal year ending March 31, 2015 (“Fiscal 2015”) and approved grants of time-vested restricted stock and performance-vested restricted stock thereunder in the amounts set forth below to the Company’s named executive officers. Also on May 29, 2014, the Compensation Committee approved the grant of time-vested restricted stock in the amounts set forth below to the Company’s Directors.

All such grants under the Restricted Stock Bonus Program were made under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value (the “Plan”). The time-vested restricted stock vests 33 1/3% per year over three years. The performance-vested restricted stock vests 50% based upon the Company’s achievement of EBITDA margin goals for the fiscal year ended March 31, 2017 (“Fiscal 2017”) and 50% based on the Company’s achievement of consolidated revenue goals for Fiscal 2017. The time-vested restricted stock granted to the Company’s Directors vests on the first anniversary of the date of grant.

The number of shares of time-vested restricted stock and performance-vested restricted stock awarded by the Compensation Committee to the Company’s named executive officers under the Restricted Stock Bonus Program was determined using each such officer’s Long-Term Incentive Percentage (the “L-T Percentage”) in effect for Fiscal 2015. For Fiscal 2015, the L-T Percentage for each of the Company’s named executive officers was as follows: Mr. Lines – 42%; Mr. Glajch – 35%; Mr. Smith – 35%; and Ms. Condame – 25%. The number of shares of time-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of performance-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The number of shares of restricted stock awarded to each of the Company’s Directors was determined by dividing $25,000 by the closing price of the Company’s Common Stock on the NYSE on the date of grant. The closing price of the Company’s Common Stock on the NYSE exchange on May 29, 2014 was $28.25.

Named Executive Officer	Number of Shares of Time-Vested Restricted Stock Granted (1)	Number of Shares of Performance-Vested Restricted Stock Granted (1)(2)(3)
James R. Lines, President and Chief Executive Officer	2,603	2,603
Jeffrey Glajch, Vice President of Finance and Administration and Chief Financial Officer	1,531	1,531
Alan E. Smith, Vice President of Operations	1,308	1,308
Jennifer R. Condame Controller and Chief Accounting Officer	684	684

(1)	In the event a named executive officer’s employment terminates prior to the conclusion of a vesting for reasons other than death or disability, such officer’s right to receive any unvested time-vested restricted stock is forfeited.
(2)	The number of shares that will vest following the conclusion of Fiscal 2017 is based upon the Company’s achievement of performance criteria. The number of shares set forth above assumes target achievement of such performance criteria. If maximum achievement is realized, the amounts set forth above will double. Once EBITDA margin and consolidated revenue are determined for Fiscal 2017, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly.
(3)	In the event a named executive officer’s employment terminates prior to the conclusion of Fiscal 2017 for reasons other than death or disability, such officer’s right to receive the performance-vested restricted stock shall be forfeited.

Director	Number of Shares of Time-Vested Restricted Stock Awarded
James J. Barber	885
Helen H. Berkeley	885
Jerald D. Bidlack	885
Alan Fortier	885
James J. Malvaso	885
Gerard T. Mazurkiewicz	885

The Restricted Stock Bonus Program in effect for Fiscal 2015 is attached to this Current Report on Form 8–K as Exhibit 99.1 and the above summary of the Restricted Stock Bonus Program is qualified in its entirety by reference to such Exhibit.

Fiscal 2014 Annual Executive Cash Bonus Program. On May 29, 2014, the Compensation Committee renewed the Company’s Annual Executive Cash Bonus Program (the “Cash Bonus Program”) for Fiscal 2015. The objective of the Cash Bonus Program is to compensate the Company’s named executive officers for above-average performance through an annual cash bonus related both to Company and individual performance. For Fiscal 2015, the Compensation Committee has set target bonus levels at 100% attainment of both Company and personal objectives as follows: Mr. Lines — 60% of base salary; Mr. Glajch — 35% of base salary; Mr. Smith — 35% of base salary; and Ms. Condame — 25% of base salary. Each named executive officer may receive anywhere from 0% to 200% of his or her target bonus level depending on the attainment of such objectives. A summary of the performance goal weightings for the Company’s named executive officers for Fiscal 2015 is as follows:

Named Executive Officer	Net Income	Bookings	Personal Goals
James R. Lines	60%	20%	20%
Jeffrey Glajch	50%	25%	25%
Alan E. Smith	50%	25%	25%
Jennifer R. Condame	50%	25%	25%

The Cash Bonus Program in effect for Fiscal 2015 is attached to this Current Report on Form 8–K as Exhibit 99.2 and the above summary of the Cash Bonus Program is qualified in its entirety by reference to such Exhibit.

Fiscal 2014 Named Executive Officer Bonuses. On May 29, 2014, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers, as set forth below. Such bonuses were approved in accordance with the Company’s Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2014 (“Fiscal 2014”) and were based on the Company’s achievement during Fiscal 2014 of net income and bookings as well as the achievement of personal objectives by each named executive officer during such year.

Named Executive Officer	Total Fiscal 2014 Bonus
James R. Lines	$191,629
Jeffrey Glajch	$78,517
Alan E. Smith	$80,923
Jennifer R. Condame	$36,018

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2014, the Board of Directors of the Company amended and restated the first paragraph of Section 4.2 of the Company’s Amended and Restated By-laws (the “By-Laws”), as follows: “Number; Qualification; Terms of Office. The number of directors constituting the entire Board shall not be less than three (3) nor more than nine (9). Within said limits the number of directors shall be fixed from time to time by resolution adopted by a majority of the entire Board of Directors. Each director shall be at least 21 years of age and no director joining the Board after October 30, 2002 shall serve beyond his or her seventy-fifth birthday; provided, however, that any person serving on the Board on October 30, 2002 shall be eligible for reelection to consecutive additional terms as a director beyond attaining the age of seventy-five.”

Except as set forth above, no changes were made to the Company’s By-Laws. The full text of the Company’s Bylaws, as amended, will be attached the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Graham Corporation Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives in effect for the fiscal year ending March 31, 2015.

99.2	Graham Corporation Annual Executive Cash Bonus Program in effect for the fiscal year ending March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: June 4, 2014	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President – Finance & Administration and
Chief Financial Officer